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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN		55474
(Address of principal executive offices)		(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia Recovery and Infrastructure Fund

July 31, 2013 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 99.7%
CONSUMER DISCRETIONARY 4.8%
Automobiles 4.8%
Ford Motor Co.	1,983,160	$33,475,741
TOTAL CONSUMER DISCRETIONARY		33,475,741
ENERGY 3.8%
Energy Equipment & Services 3.8%
Baker Hughes, Inc.	211,606	10,036,473
Halliburton Co.	298,285	13,479,499
McDermott International, Inc. (a)	402,745	3,483,744
Total		26,999,716
TOTAL ENERGY		26,999,716
INDUSTRIALS 63.6%
Aerospace & Defense 3.5%
Boeing Co. (The)	31,844	3,346,804
Exelis, Inc.	221,910	3,279,830
Honeywell International, Inc.	220,918	18,331,776
Total		24,958,410
Airlines 12.8%
Delta Air Lines, Inc. (a)	1,607,946	34,136,693
U.S. Airways Group, Inc. (a)	587,180	11,361,933
United Continental Holdings, Inc. (a)	1,280,034	44,609,185
Total		90,107,811
Construction & Engineering 21.6%
Aegion Corp. (a)	580,844	13,254,860
Chicago Bridge & Iron Co. NV	325,027	19,365,109
Foster Wheeler AG (a)	1,406,742	30,160,548
Great Lakes Dredge & Dock Corp.	1,146,500	8,816,585
Jacobs Engineering Group, Inc. (a)	319,959	18,941,573
KBR, Inc.	997,565	31,203,833
Layne Christensen Co. (a)	27,750	537,795
Quanta Services, Inc. (a)	540,142	14,481,207
Tutor Perini Corp. (a)	231,150	4,572,147
URS Corp.	231,205	10,751,033
Total		152,084,690
Electrical Equipment 7.7%
Babcock & Wilcox Co. (The)	486,740	14,865,040
Eaton Corp. PLC	321,399	22,160,461
Hubbell, Inc., Class B	53,424	5,735,066
Rockwell Automation, Inc.	123,130	11,925,141
Total		54,685,708
Machinery 18.0%
AGCO Corp.	443,582	24,951,487

Issuer	Shares	Value

Common Stocks (continued)
INDUSTRIALS (CONTINUED)
Machinery (continued)
Astec Industries, Inc.	371,668	$13,008,380
Deere & Co.	239,543	19,898,837
ITT Corp.	206,551	6,452,653
Parker Hannifin Corp.	158,708	16,391,362
Terex Corp. (a)	593,096	17,484,470
Timken Co.	182,580	10,666,324
Xylem, Inc.	721,834	17,995,322
Total		126,848,835
TOTAL INDUSTRIALS		448,685,454
INFORMATION TECHNOLOGY 23.0%
Communications Equipment 2.0%
Cisco Systems, Inc.	222,473	5,684,185
Tellabs, Inc.	3,625,948	8,122,124
Total		13,806,309
Computers & Peripherals 0.6%
EMC Corp.	166,540	4,355,021
Electronic Equipment, Instruments & Components 12.7%
Benchmark Electronics, Inc. (a)	136,838	3,026,857
Celestica, Inc. (a)	185,423	1,961,775
Coherent, Inc.	164,056	9,298,694
Flextronics International Ltd. (a)	2,602,972	22,541,737
Newport Corp. (a)	1,037,465	15,198,862
Sanmina Corp. (a)	1,899,771	31,270,231
TE Connectivity Ltd.	128,799	6,573,901
Total		89,872,057
Semiconductors & Semiconductor Equipment 5.1%
Broadcom Corp., Class A	85,535	2,358,200
Brooks Automation, Inc.	933,705	9,168,983
Intel Corp.	1,050,835	24,484,455
Total		36,011,638
Software 2.6%
Autodesk, Inc. (a)	171,030	6,052,752
Oracle Corp.	55,615	1,799,145
Symantec Corp.	399,304	10,653,431
Total		18,505,328
TOTAL INFORMATION TECHNOLOGY		162,550,353
TELECOMMUNICATION SERVICES 4.5%
Diversified Telecommunication Services 3.3%
CenturyLink, Inc.	303,760	10,889,796

Issuer	Shares	Value

Common Stocks (continued)
TELECOMMUNICATION SERVICES (CONTINUED)
Diversified Telecommunication Services (continued)
Telefonica SA, ADR (a)	875,670	$12,425,758
Total		23,315,554
Wireless Telecommunication Services 1.2%
Vodafone Group PLC, ADR	275,400	8,248,230
TOTAL TELECOMMUNICATION SERVICES		31,563,784
Total Common Stocks (Cost: $515,291,293)		$703,275,048

	Shares	Value

Money Market Funds 0.2%
Columbia Short-Term Cash Fund, 0.191% (b)(c)	1,347,932	$1,347,932
Total Money Market Funds (Cost: $1,347,932)		$1,347,932
Total Investments
(Cost: $516,639,225) (d)		$704,622,980(e)
Other Assets & Liabilities, Net		721,189
Net Assets		$705,344,169

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at July 31, 2013.
(c)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended July 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,008,793	14,337,424	(13,998,285)	1,347,932	526	1,347,932

(d)

At July 31, 2013, the cost of securities for federal income tax purposes was approximately $516,639,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$212,451,000
Unrealized Depreciation	(24,467,000)
Net Unrealized Appreciation	$187,984,000

(e)	Investments are valued using policies described in the notes to financial statements in the most recent shareholder report.

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2013:

Description	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	33,475,741	—	—	33,475,741
Energy	26,999,716	—	—	26,999,716
Industrials	448,685,454	—	—	448,685,454
Information Technology	162,550,353	—	—	162,550,353
Telecommunication Services	31,563,784	—	—	31,563,784
Total Equity Securities	703,275,048	—	—	703,275,048
Mutual Funds
Money Market Funds	1,347,932	—	—	1,347,932
Total Mutual Funds	1,347,932	—	—	1,347,932
Total	704,622,980	—	—	704,622,980

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 23, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 23, 2013